Exhibit 10.2.1

Revision 1 to Amendment No. 60 (CA)
SOW:	No ✓ Yes
REVISION 1
TO
STATEMENT OF WORK
FOR
CANADIAN VIRTUAL POINT OF PRESENCE ACCESS TO
NPAC/SMS PRODUCTION COMPUTER SYSTEM AND NPAC/SMS
DISASTER RECOVERY COMPUTER SYSTEM
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBER
PORTABILITY ADMINISTRATION CENTER / SERVICE
MANAGEMENT SYSTEM

CONFIDENTIAL

Revision 1 to Amendment No. 60 (CA)
SOW:	No ✓ Yes
REVISION 1
TO
STATEMENT OF WORK NO. 60 (CA)
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBER PORTABILITY
ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
Canadian Virtual Point of Presence Access to NPAC/SMS Production Computer
System and NPAC/SMS Disaster Recovery Computer System
1. PARTIES
This Revision 1 (the “Revision”) to Statement of Work No. 60(CA) (the “Statement of Work” or “SOW”) is entered into pursuant to Article 13 and Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium Inc., a corporation incorporated under the laws of Canada (the “Customer”).
2. EFFECTIVENESS
This Revision shall be effective as of and only upon execution of this Revision by Contractor and Customer (the “Effective Date”). The number in the upper left-hand corner refers to this Revision. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.
3. REVISIONS
The second paragraph of Section 3.1 of SOW No. 60(CA) is hereby deleted in its entirety and replaced with the following:
Contractor shall notify the Customer in writing, at least ten (10) Business Days prior to the effective date, of any extension, renewal or other modification of the existing terms with Allstream, the underlying provider of VPOP services, and any other service terms with any other underlying provider with whom Contractor may enter into an agreement in substitution for the agreement with Allstream, regarding virtual point of presence (VPOP) services under this SOW. Notwithstanding the foregoing, Contractor shall not effect any such extension, renewal, or other modification, or enter into arrangements with any other underlying provider, to the extent any of the foregoing would impact any of Customer’s rights hereunder in any way, without obtaining Customer’s prior written consent.

CONFIDENTIAL

Revision 1 to Amendment No. 60 (CA)
SOW:	No ✓ Yes
Article 5 of SOW No. 60(CA) is hereby deleted in its entirety and replaced with the following:
5. PROJECT SCHEDULE AND SOW TERM
Contractor shall provide the Additional Services contemplated under this SOW until the earlier of (a) November 15, 2010 and (b) termination or expiration of the Master Agreement (the “SOW Term”). This SOW will renew automatically for additional twelve-month periods on the same terms and conditions set forth herein at the then-current underlying costs (including any such costs that result in a Monthly Recurring Charge or Non-Recurring Fee) (and in accordance with Exhibit O of the Master Agreement) incurred by Contractor for the Additional Services, unless Customer provides notice of its intention not to renew this SOW no later than sixty (60) days prior to the expiration of the then-current SOW Term, and provided that Contractor notifies Customer of such underlying costs no less than one hundred twenty (120) days prior to such renewal date.
Except for the replacement of Section 3.1 and Article 5 of the SOW as set forth immediately above, all other terms of the SOW shall remain in full force and effect.
4. APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under the SOW, as amended by this Revision:

N/A	Functional Requirements Specifications

N/A	Requirements Traceability Matrix

N/A	External Design

N/A	System Design

N/A	Detailed Design

N/A	Integration Test Plan

N/A	System Test Plan

N/A	Software Quality Assurance Program Report

✓	User Documentation

N/A	Software Configuration Management Plan

N/A	Standards and Metrics

5. IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by the SOW, as amended by this Revision:

None	Master Agreement

None	Exhibit B Functional Requirements Specification

None	Exhibit C Interoperable Interface Specification

CONFIDENTIAL

Revision 1 to Amendment No. 60 (CA)
SOW:	No ✓ Yes

✓	Exhibit E Pricing Schedules

None	Exhibit F Project Plan and Test Schedule

None	Exhibit G Service Level Requirements

None	Exhibit H Reporting and Monitoring Requirements

None	Exhibit I Key Personnel

None	Exhibit J User Agreement Form

None	Exhibit K External Design

None	Exhibit L Infrastructure/Hardware

None	Exhibit M Software Escrow Agreement

None	Exhibit N System Performance Plan for NPAC/SMS Services

✓	Exhibit O Statement of Work Cost Principles

6. CONTINUATION OF MASTER AGREEMENT AND USER AGREEMENT
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this Revision. From and after the Effective Date, the SOW, as amended by this Revision, shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.
7. MISCELLANEOUS
     7.1 Counterparts
This Revision may be executed in two or more counterparts and by different Parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
     7.2 Entire Agreement
This Revision sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
[THIS SPACE INTENTIONALLY LEFT BLANK]

CONFIDENTIAL

Revision 1 to Amendment No. 60 (CA)
SOW:	No ✓ Yes
IN WITNESS WHEREOF, the undersigned have executed and delivered this Revision 1 to SOW No. 60(CA):

CONTRACTOR: NeuStar, Inc.
Signature:	/s/ Michael O’Connor
	Name:	Michael O’Connor
	Title:	VP-Customer Relations

Date: Nov. 23, 2009

CUSTOMER: Canadian LNP Consortium Inc.
Signature:	/s/ JR SARRAZIN
	Name:	JR SARRAZIN
	Title:	PRESIDENT & CEO

Date: NOV 17, 2009

CONFIDENTIAL